EXHIBIT 32.1

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, Stephen W. Ensign, is the President and Chief Executive Officer of New Hampshire Thrift Bancshares, Inc. (the “Company”). This statement is being furnished in connection with the filing by the Company of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Report”).

By execution of this statement, I certify that:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

B)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 30, 2006	/s/ Stephen W. Ensign
Stephen W. Ensign
President and Chief Executive Officer

EXHIBIT 32.1

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, Stephen R. Theroux, is the Executive Vice President, Chief Operating Officer, Chief Financial Officer and Corporate Secretary of New Hampshire Thrift Bancshares, Inc. (the “Company”). This statement is being furnished in connection with the filing by the Company of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Report”).

By execution of this statement, I certify that:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

B)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request

Date: March 30, 2006	/s/ Stephen R. Theroux
Stephen R. Theroux
Executive Vice President, Chief
Operating Officer, Chief Financial
Officer and Corporate Secretary